Exhibit 10.14.2

FIRST AMENDMENT TO SUPPLY AND MANUFACTURING AGREEMENT

THIS AMENDMENT (the “Amendment”) is made and entered into effective as of October 17, 2013, by and between QUANTERIX CORPORATION, a company organized and existing pursuant to the laws of Delaware, U.S.A. (“QTX”), and STRATEC BIOMEDICAL AG, a company organized and existing pursuant to the laws of the Federal Republic of Germany (“STRATEC”). QTX and STRATEC each may be referred to herein individually as a “Party,” or collectively as the “Parties.”

RECITALS

A.          The Parties have entered into that certain Supply and Manufacturing Agreement , dated as of [            ] (the “Agreement”), pursuant to which STRATEC has agreed to manufacture and supply QTX with quantities of the Instrument (as defined in the Agreement).

B.          The Parties desire to amend the Agreement to reflect certain changes relating to the Parties’ rights and obligations under the Agreement.

AGREEMENT

Now, THEREFORE, for and in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.             Defined Terms. Capitalized terms used herein without definition will have the meanings given to such terms in the Agreement.

2.             Amendment of Section 5.9. The Parties hereby agree to amend and restate Section 5.9 of the Agreement by replacing such Article, in its entirety, with the following:

Title.  Title to any Instrument shall pass to QTX upon pick-up by the common carrier at STRATEC’s premises.

3.             Counterparts.  This Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

4.             Effectiveness.  This Amendment will become effective upon the execution hereof by both Parties.

5.             Continuing Effect.  Other than as set forth in this Amendment, all of the terms and conditions of the Agreement will continue in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

QUANTERIX CORPORATION		STRATEC BIOMEDICAL AG

By:	/s/ Paul Chapman	By:	/s/ Marcus Wolfinger
Name:	Paul Chapman	Name:	Marcus Wolfinger
Title:	President & CEO	Title:	CEO